UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act o39f 1934

Date of Report (Date of earliest event reported): May 3, 2010
___________

CENTRAL VIRGINIA BANKSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	000-24002 (Commission File Number)	54-1467806 (IRS Employer Identification No.)
2036 New Dorset Road, P. O. Box 39 Powhatan, Virginia (Address of Principal Executive Offices)	23139 (Zip Code)

Registrant’s telephone number, including area code:  (804) 403-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On May 3, 2010, Central Virginia Bankshares, Inc. (the “Company”) issued a press release reporting its financial results for the period ended March 31, 2010.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2010, the Company appointed Mr. Robert B. Eastep, age 45, as Vice President and Chief Accounting Officer. Mr. Eastep has over twenty years of accounting experience; beginning with ten years with KPMG in Richmond, Virginia, followed by two years as a Finance Manager of General Accounting with Central Fidelity Bank, until that company was acquired by Wachovia.  Mr. Eastep then served as the Executive Vice President and Chief Financial Officer of Saxon Capital for seven years, until that company was acquired by Morgan Stanley. He currently is the Chief Executive Officer of Eagle Sports Management, a consulting company for golf courses and private clubs. He formerly taught accounting principles and IFRS standards for KPMG at their US and European Offices, and currently is an Executive in Residency at West Virginia University’s College of Business and Economics where he leads seminars and teaches courses on risk management and strategic decision making, in addition to teaching accounting classes at Virginia Commonwealth University. Mr. Eastep holds a BSBA with concentration in Accounting from West Virginia University, has a Certification of Professional Achievement in Financial Management from the Kellogg Graduate School of Management at Northwestern University and is a Certified Public Accountant.

Mr. Eastep will receive an initial base salary of $125,000. In addition, he will be entitled to participate in a benefits package that includes health insurance, life insurance and flexible spending accounts, and the Company’s 401(k) plan.

In connection with Mr. Eastep’s appointment, Mr. Thomas R. Thornton, Jr. will no longer be designated as the Company’s Principal Accounting Officer.  Mr. Thornton will continue in his role as the Company’s Vice President of Accounting and will continue to be responsible for financial and regulatory reporting for the Company.

Item 9.01                      Financial Statements and Exhibits.

    (d)              Exhibits.  The following exhibit is being furnished pursuant to Item 2.02 above.

                                       Exhibit No.                      Description

99.1	Press Release dated May 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VIRGINIA BANKSHARES, INC. (Registrant)

Date: May 7, 2010	By:	/s/ Charles F. Catlett, III
Charles F. Catlett, III
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                 Description

99.1                              Press Release dated May 3, 2010.